                               EXCHANGE AGREEMENT


         Exchange Agreement (this "Agreement") entered into as of the 8th day of November, 1996 by and among Questron Technology, Inc., a Delaware corporation (the "Company"), Gulfstream Financial Group, Inc., a Florida corporation ("Gulfstream"), and Phillip D. Schwiebert, an individual resident in California ("Schwiebert").

                             W I T N E S S E T H :

         WHEREAS, the Company and Gulfstream are party to a Management Advisory and Consulting Agreement dated as of November 29, 1994 (the "Management Agreement") pursuant to which Gulfstream will be entitled to acquire warrants to purchase shares of the Company's common stock for $0.10 per share upon the satisfaction of certain performance targets; and

         WHEREAS, a wholly owned subsidiary of the Company and Schwiebert are party to an Employment Agreement dated as of November 29, 1994 (the "Employment Agreement") pursuant to which Schwiebert will be entitled to acquire warrants to purchase shares of the Company's common stock for $0.10 per share upon the satisfaction of certain performance targets; and

         WHEREAS, the parties desire to amend the Management Agreement and the Employment Agreement in the manner hereinafter set forth;

         NOW, THEREFORE, for good and valuable consideration, the adequacy and receipt of which are hereby acknowledged by all of the parties hereto, it is agreed as follows:

         1. Amendment of Management Agreement. The Management Agreement is hereby amended by deleting Schedule A thereto in its entirety and substituting the annexed Amended Schedule A to Management Agreement in lieu therefor.

         2. Amendment of Employment Agreement. The Employment Agreement is hereby amended by deleting Schedule A thereto in its entirety and substituting the following annexed Amended Schedule A to Employment Agreement in lieu therefor.

         3. Option and Warrant Agreements. The Company shall enter appropriate option agreements substantially in the form of Exhibit I annexed hereto with Gulfstream and Schwiebert to evidence the options granted hereunder. In the event that any of the performance options referred to on the aforementioned schedules are earned, the Company shall enter into appropriate option agreements in substantially the same form. The Company shall also enter into temporary warrant agreements substantially in the form of Exhibit II annexed hereto. In the event that the Company consummates the proposed public offering of units consisting of Series B Convertible Preferred Stock ("Series B Preferred Stock") and Series IV Common Stock Purchase Warrants

("Series IV Warrants"), the Company shall substitute Series IV Warrant certificates in the form issued to the public in connection with such public offering for the temporary warrant agreements in the form of Exhibit II. In the event that such public offering is not consummated, the temporary warrant agreements in the form of Exhibit II shall remain in effect until the expiration thereof.

         4. Full Force and Effect. This Agreement shall be subject to the consummation of the Company's proposed one-for-ten reverse split of its issued and outstanding Common Stock as soon as practicable following its 1996 Annual Meeting of Stockholders. Except as expressly set forth herein, the Management Agreement and the Employment Agreement shall remain in full force and effect.

         5. Entire Agreement. This Agreement, together with the exhibits and schedules hereto and the Management Agreement and the Employment Agreement, shall constitute the entire agreement of the parties relating to the subject matter hereof and thereof and supersedes any prior understandings or agreements relating to such subject matter. No provision of this Agreement may be amended or waived except by a writing signed by the party sought to be charged.

         IN WITNESS WHEREOF, the parties have executed or caused to be executed on their behalves this Agreement as of the date first above written.


QUESTRON TECHNOLOGY, INC.                    GULFSTREAM FINANCIAL GROUP, INC.


By /s/ MILTON M. ADLER                       By /s/ DOMINIC A. POLIMENI
  --------------------------                   --------------------------
       Treasurer                                    President


                           /s/ PHILLIP D. SCHWIEBERT
                           --------------------------
                               Phillip D. Schwiebert

                               AMENDED SCHEDULE A

                                       TO

                              MANAGEMENT AGREEMENT


         Gulfstream is hereby granted the following options and rights:

         (a) Options. Options to acquire 120,000 shares of Common Stock for a per share purchase price equal to the average of the closing bid and asked prices of the Common Stock as of November 8, 1996.

         (b) Warrants. Warrants to acquire 1,000,000 shares of Common Stock. The exercise price of the Warrants is to be the same as for the Series IV Warrants expected to be issued in the proposed public offering of the Company's securities in or about January 1997. If such proposed offering is not consummated, the exercise price shall be 115% of the average of the closing bid and asked prices as November 8, 1996.

         (c) Performance Options. Options to acquire additional shares of Common Stock at an exercise price equal to the fair market value of the Common Stock at the date of grant if the pre-tax income targets set forth below are met or exceeded in any fiscal year up to and including fiscal year 2001:


           No. of Additional
                 Shares                          Pre-tax Income at Least
                 ------                          -----------------------
                333,333                                $2,500,000

                333,333                                $3,500,000

                333,334                                $4,500,000


         All share amounts set forth above have been adjusted to reflect the proposed one-for-ten reverse split of the Company's issued and outstanding common stock. No further adjustment to such share amounts will be effected in the event such reverse split is completed. In the event the reverse split is consummated, any exercise prices based upon pre-split prices will be multiplied by a factor of ten. Once a target has been met and the appropriate award has been made, no further award shall be made until one or more of the higher targets has been met. If for any given year, more than one previously unattained target has been met, the award shall be cumulative. The pre-tax income of any businesses acquired by the Company during the relevant period shall be included in the pre-tax income of the Company for the purposes of determining whether the foregoing targets have been equalled or exceeded.

                               AMENDED SCHEDULE A

                                       TO

                              EMPLOYMENT AGREEMENT


         Schwiebert is hereby granted the following options and rights:

         (a) Options. Options to acquire 30,000 shares of Common Stock for a per share purchase price equal to the average of the closing bid and asked price of the Common Stock as of November 8, 1996.

         (b) Warrants. Warrants to acquire 250,000 shares of Common Stock. The exercise price of the Warrants is to be the same as for the Series IV Warrants expected to be issued in the proposed public offering of the Company's securities in or about January 1997. If such proposed offering is not consummated, the exercise price shall be 115% of the average of the closing bid and asked prices as of November 8, 1996.

         (c) Performance Options. Options to acquire additional shares of Common Stock at an exercise price equal to the fair market value of the Common Stock at the date of grant if the pre-tax income targets set forth below are met or exceeded in any fiscal year up to and including fiscal year 2001:


           No. of Additional
                 Shares                          Pre-tax Income at Least
                 ------                          -----------------------
                166,667                                $2,500,000

                166,667                                $3,500,000

                166,666                                $4,500,000


         All share amounts set forth above have been adjusted to reflect the proposed one-for-ten reverse split of the Company's issued and outstanding common stock. No further adjustment to such share amounts will be effected in the event such reverse split is completed. In the event the reverse split is consummated, any exercise prices based upon pre-split prices will be multiplied by a factor of ten. Once a target has been met and the appropriate award has been made, no further award shall be made until one or more of the higher targets has been met. If for any given year, more than one previously unattained target has been met, the award shall be cumulative. The pre-tax income of any business acquired by the Company during the relevant period shall be included in the pre-tax income of the Company for the purposes of determining whether the foregoing targets have been equalled or exceeded.

                                                                    Exhibit I






                                                      NO. OF SHARES: _______



                           QUESTRON TECHNOLOGY, INC.

                          STOCK OPTION GRANT AGREEMENT



                  THIS AGREEMENT, made as of _________________, among QUESTRON TECHNOLOGY, INC., a Delaware corporation ("Company"), with an address of 6400 Congress Avenue, Suite 200, Boca Raton, Florida 33487 and
________________________ ("Optionee"), with an address of .

1.       GRANT OF OPTION

         The Company, effective ________________ ("Date of Grant"), hereby grants to the Optionee the right and the option ("Option") to purchase all or any part of an aggregate of ______ shares of the Company's Common Stock ($.001 per share par value) ("Common Stock") on the terms and conditions herein set forth. Dividends, subscription rights, etc. declared with respect to Common Stock prior to the exercise of the Option are not included in the Option. This Option is granted pursuant to an Exchange Agreement dated as of November 8, 1996 by and among the Company, the Optionee and the other party named therein.

2.       PURCHASE PRICE

         The purchase price of the shares of Common Stock subject to the Option shall be $____ per share subject to the adjustment as provided in
         Section 5 below.

3.       TERMS OF OPTION

         A. EXPIRATION DATE. Notwithstanding anything herein to the contrary, this option shall be exercisable during the ten
                  (10) years from the date hereof or such shorter time as prescribed herein.

         B. EXERCISE. This Option shall be exercised, in whole, or, from time to time, in part, by written notice received by the Secretary or Treasurer of the Company not later than 5:00 P.M. prevailing local time, on or prior to the day the Option is to expire, specifying the number of shares of Common Stock to be purchased, and accompanied by full payment by certified or bank check or such other instrument as the Company may accept. Payment in full or in part may also be made in the form of shares of Common Stock owned by the Optionee, which shall be free and clear of all liens, encumbrances and restrictions of any kind whatsoever and Optionee may be requested to represent and warrant to such effect and to take such other steps with respect to this form of payment as the Company shall require. Any such exercise shall also be subject to receipt by the Company of the representation and undertaking set forth in Section 4C hereof. Upon such payment the Company will thereafter deliver or cause to be delivered to the Optionee, at the office of the Company, a certificate or certificates for the number of shares with respect to which this Option is being exercised, registered in the name of the Optionee; provided, however, that if any law or regulation or order of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or Optionee (or other individual or individuals) to take any action in connection with the shares then being purchased, the delivery of the certificate or certificates for such shares shall be delayed for the period necessary to take and complete such action.

         C. SECURITIES LAW RESTRICTIONS. The Company is under no obligation to file a registration statement under the Securities Act of 1933 ("Act") with respect to the shares of Common Stock subject to the Option. Unless a registration statement under the Act has been filed and remains effective with respect to such shares, the Company shall require that the offer and sale of such shares be exempt from the registration provisions of the Act. As a condition of such exemption, the Company shall require a representation and undertaking, in form and substance satisfactory to counsel for the Company, that the Optionee is acquiring the shares for the Optionee's own account for investment and not with a view to the distribution or resale thereof and shall otherwise require such representations and impose such conditions as shall establish to the Company's satisfaction that the offer and sale of such shares issuable upon the exercise of the Option will not constitute a violation of the Act or any similar state act affecting the offer and sale. If such shares are issued in an exempt transaction, such shares shall bear the following restrictive legend:
                                            "The shares represented by this
                                    certificate have not been registered under the Securities Act of 1933 and may not be sold, pledged, or otherwise transferred except pursuant to an effective registration statement under said Act, Rule 144 or an opinion of counsel acceptable to the Company that some other exemption from registration is available."

         If said shares were registered under the Act, to the extent that Optionee is an "affiliate" of the Company, any reoffers or resales of Common Stock acquired pursuant to the Plan, must be held indefinitely unless (i) distribution of said Stock has been made registered under the Act, (ii) a sale of said Stock is made in conformity with the provisions of Rule 144 issued by the Securities and Exchange Commission under the Act, or (iii) in the opinion of counsel acceptable to the Company some other exemption from registration is available.


 4.      ADJUSTMENTS

         In the event of any merger, reorganization, consolidation, recapitalization (including but not limited to the issuance of Common Stock or any securities convertible into Common Stock in exchange for securities of the Company), stock dividend, stock split or reverse stock split, extraordinary distribution with respect to the Common Stock or other similar change in corporate structure affecting the Common Stock, such substitution or adjustments shall be made in the aggregate number of shares of Common Stock then subject to the Option and in the Option price as may be determined to be appropriate by the Board of Directors of the Company, in its sole discretion; provided, however, that the number of shares of Common Stock subject to this Option shall always be a whole number.

 5.      TAXES

         The Company's obligation to deliver shares of Common Stock upon exercise of this Option in whole or in part, shall be subject to satisfaction of any applicable federal, state and local tax obligations.

 6.      ACCEPTANCE OF PROVISIONS

         The execution of this Agreement by the Optionee shall constitute the Optionee's acceptance of and agreement to all of the terms and conditions of this Agreement.

 7.      NOTICES

         All notices and other communications required or permitted under this Agreement shall be in writing and shall be given either by (i) personal delivery or regular mail or, (ii) first class registered or certified mail, return receipt requested. Except as otherwise provided in Section 4B hereof on the exercise, in whole or in part, of the Option, any such communication shall be deemed to have been given on the date of receipt in the cases referred to in clause (i) of the preceding sentence and on the second day after the date of mailing in the cases referred to in clause (ii) of the preceding sentence. All such communications to the Company shall be addressed to it, to the attention of its Secretary or Treasurer, at its the principal office at the address first set forth above, and to the Optionee at its addresses first set forth above, or, in each case, to such other person or address as may be designated by like notice hereunder.

 8.      SHARES RESERVED

         The Company shall at all times during the term of this Agreement reserve and keep available such number of shares of its Common Stock as will be sufficient to satisfy the requirements of this Agreement, and shall pay all original issue taxes on the exercise of this Option, and all other fees and expenses necessarily incurred by the Company in connection therewith.

 9.      SUCCESSORS

         This Agreement shall be binding upon any successor of the Company.

10.      MISCELLANEOUS

         This Agreement contains a complete statement of all the arrangements between the parties with respect to its subject matter, and this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed exclusively in Delaware. The headings in this Agreement are solely for convenience of reference and shall not affect its meaning or interpretation.


QUESTRON TECHNOLOGY, INC.                             OPTIONEE




By:________________________________                   ______________________
             President

                                                                     Exhibit II
                                                                     ----------

No. WIV                                                      Series IV Warrants




                     STOCK PURCHASE WARRANT CERTIFICATE FOR

                          PURCHASE OF COMMON STOCK OF

                           QUESTRON TECHNOLOGY, INC.

                     THIS CERTIFIES THAT FOR VALUE RECEIVED

_____________________________ or registered assigns (the "Registered Holder") is the owner of __________ Series IV Redeemable Common Stock Purchase Warrants ("Warrants"). This Warrant Certificate and each Warrant represented hereby are subject to in all respects the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement") to be entered into by the Company in connection with the public offering (the "Offering") of Units each consisting of one share of Series B Convertible Preferred Stock and one Warrant. By his acceptance of this Certificate, the Registered Holder hereby agrees that he shall accept at the closing of the Offering a certificate evidencing the Warrants identical in all respects to the form issued to the public investors pursuant to the Warrant Agreement ("Public Warrants"). In the event that the Offering is not consummated and the Public Warrants are not issued, the Warrants will have an exercise price of $4.3125 per share and the Company agrees to offer the Registered Holder substantially the same terms and conditions as would have been in effect under the Warrant Agreement.



                                             QUESTRON TECHNOLOGY, INC.




                                             By:__________________________



Date: _____________________, 1996